Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”) is entered into on June 26, 2024 (the “Effective Date”) and is by and among Global Technologies, Ltd., a Delaware corporation (“GTLL”), on the one hand, and __________________, an individual (the “Holder”) on the other hand. Each of GTLL and Holder may be referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, the Holder owns shares of GTLL’s Series L Preferred Stock (“Series L”); and

WHEREAS, GTLL has recently filed a designation for a new series of preferred stock titled, Series N Preferred Stock (“Series N”); and

WHEREAS, the Parties have agreed to exchange the outstanding shares of Series L for the newly designated shares of Series N.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	The Holder shall receive five thousand (5,000) shares of Series N for each share of Series L.
2.	The Holder shall receive a 10% bonus for each share of Series L exchanged. Thus, for each one share of Series L exchanged, the Holder shall receive a total of 5,500 shares of Series N.
3.	The Company shall have until March 31, 2025 (the “Deadline Date”) to apply to uplist to the NASDAQ or a National Exchange.
4.	In the event the Company fails to apply for the uplist by the Deadline Date, the Holder shall have the right to exchange the Series N shares for the same number of Series L shares exchanged under this Agreement.
5.	Upon a successful uplist, the Company agrees to file a Registration Statement, prior to or within 30 days after the uplist, to register the number of shares of Class A Common Stock (“Exhibit A”) to be issued to the Holder upon conversion of the Series N shares.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

“GTLL”		“Holder”

Global Technologies, Ltd.
a Delaware corporation		Individual capacity

By:	Fredrick Cutcher	By:
Its:	President	Its:

Exhibit A

Holder	No. of Series L	New No. of Series N	Conversion shares